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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of LaBranche & Co Inc. of our report dated July 7, 2000, relating to the financial statements of ROBB PECK McCOOEY Financial Services, Inc., which appears in the proxy statement/prospectus filed pursuant to Section 424(b)(1) by LaBranche & Co Inc.


/s/ PricewaterhouseCoopers LLP

New York, New York
March 15, 2001